Exhibit 99.2
Investor Presentation Fourth Quarter 2022 March 8, 2023

2 Forward Looking Statements Certain statements and information in this presentation (as well as information included in other written or oral statements we make from time to time) may contain or constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “continue,” “committed,” “attempt,” “target,” “objective,” “guides,” “seek,” “focus,” “provides guidance,” “provides outlook” or other similar expressions are intended to identify forward-looking statements, which are not historical in nature. These forward-looking statements, including statements about our strategic initiatives and market opportunities and our guidance for full-year 2023 results, are based on our current expectations and beliefs concerning future developments and their potential effect on us and other information currently available. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important risks and uncertainties that could cause actual results or other events to differ materially from those contemplated. These risks and uncertainties include, but are not limited to: a deterioration in general economic conditions, including rising inflation and resulting in reduced consumer confidence and business spending, and a decline in consumer credit worthiness impacting demand for our products; a disruption or other failure in our supply chain, including as a result of the Russia-Ukraine conflict and with respect to single source suppliers, or the failure or inability of suppliers to comply with our code of conduct or contractual requirements, or political unrest in countries in which our suppliers operate, resulting in increased costs and inability to pass those costs on to our customers and extended production lead times and difficulty meeting customers’ delivery expectations; our failure to retain our existing customers or identify and attract new customers; the unpredictability of our operating results, including an inability to anticipate changes in customer inventory management practices and its impact on our business; our status as an accelerated filer and complying with Section 404 of the Sarbanes-Oxley Act of 2002 and the costs associated with such compliance and implementation of procedures thereunder; our failure to maintain effective internal control over financial reporting; our inability to recruit, retain and develop qualified personnel, including key personnel; the potential effects of COVID-19 and responses thereto on our business, including our supply chain, customer demand, workforce, operations; system security risks, data protection breaches and cyber-attacks; interruptions in our operations, including our information technology (“IT”) systems, or in the operations of the third parties that operate computing infrastructure on which we rely; our inability to develop, introduce and commercialize new products; our substantial indebtedness, including inability to make debt service payments or refinance such indebtedness; the restrictive terms of our indebtedness and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; disruptions in production at one or more of our facilities; defects in our software; environmental, social and governance preferences and demands of various stakeholders and our ability to conform to such preferences and demands and to comply with any related regulatory requirements; the effects of climate change, negative perceptions of our products due to the impact of our products and production processes on the environment and other ESG-related risks; disruptions in production due to weather conditions, climate change, political instability or social unrest; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation, infringement claims brought against us and risks related to open source software; our limited ability to raise capital; problems in production quality, materials and process; costs and impacts to our financial results relating to the obligatory collection of sales tax and claims for uncollected sales tax in states that impose sales tax collection requirements on out-of-state businesses or unclaimed property, as well as potential new U.S. tax legislation increasing the corporate income tax rate and challenges to our income tax positions; our inability to successfully execute on our divestitures or acquisitions; our inability to realize the full value of our long-lived assets; costs relating to product defects and any related product liability and/or warranty claims; our inability to renew licenses with key technology licensors; the highly competitive, saturated and consolidated nature of our marketplace; the effects of restrictions, delays or interruptions in our ability to source raw materials and components used in our products from foreign countries; the effects on the global economy of the ongoing military action by Russia in Ukraine; costs and potential liabilities associated with compliance or failure to comply with regulations, customer contractual requirements and evolving industry standards regarding consumer privacy and data use and security; new and developing technologies that make our existing technology solutions and products obsolete or less relevant or our failure to introduce new products and services in a timely manner; quarterly variation in our operating results; our failure to operate our business in accordance with the Payment Card Industry Security Standards Council security standards or other industry standards; our failure to comply with environmental, health and safety laws and regulations that apply to our products and the raw materials we use in our production processes; risks associated with the majority stockholders’ ownership of our stock; potential conflicts of interest that may arise due to our board of directors being comprised in part of directors who are principals of our majority stockholders; the influence of securities analysts over the trading market for and price of our common stock; failure to meet the continued listing standards of the Nasdaq Global Market; the impact of stockholder activism or securities litigation, on the trading price and volatility of our common stock; certain provisions of our organizational documents and other contractual provisions that may delay or prevent a change in control and make it difficult for stockholders other than our majority stockholders to change the composition of our board of directors; our ability to comply with a wide variety of complex laws and regulations and the exposure to liability for any failure to comply; the effect of legal and regulatory proceedings; and other risks that are described in Part I, Item 1A, Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on March 8, 2023 and our other reports filed from time to time with the SEC. We caution and advise readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. These statements are based on assumptions that may not be realized and involve risks and uncertainties that could cause actual results or other events to differ materially from the expectations and beliefs contained herein. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In addition to financial results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided the following non-GAAP financial measures in this presentation, all reported on a continuing operations basis: EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, LTM Adjusted EBITDA, Net Leverage Ratio, and Free Cash Flow. These non-GAAP financial measures are utilized by management in comparing our operating performance on a consistent basis between fiscal periods. We believe that these financial measures are appropriate to enhance an overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. Management also believes that these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Our non-GAAP measures may be different from similarly titled measures of other companies. Investors are encouraged to review the reconciliation of these historical non-GAAP measures to their most directly comparable GAAP financial measures included in the appendix to this presentation. Cautionary Statements

3 Agenda 1 2022 Q4 and Full Year Highlights 4 Financial Review 5 Summary 3 Strategy Review 2 2023 Expectations

4 2022 Q4 and Full Year Highlights Strong Sales and Profit Growth; Improved Financial Position ▪ Net Sales increased 27% to $475.7 million; growth across portfolio ▪ Net Income increased 129% to $36.5 million; Adjusted EBITDA¹ increased 28% to $97.7 million; Adjusted EBITDA¹ margin increased from 20.4% to 20.5% ▪ Net Leverage Ratio improved to 3.0x at year-end 2022 Highlights Fourth Quarter Highlights 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. Strong Sales Growth and Operating Leverage ▪ Net Sales increased 36% to $126.4 million ▪ Net Income increased 1,754% to $12.5 million; Adjusted EBITDA¹ increased 100% to $27.2 million ▪ Adjusted EBITDA¹ margin increased from 14.6% to 21.5%

5 2023 Expectations Company expects continued growth and share gains in a slower-growth market ▪ Mid-single digit net sales growth ▪ Mid-to-high single digit Adjusted EBITDA¹ growth ▪ Free Cash Flow more than double the 2022 level ▪ Net Leverage Ratio improvement to between 2.5x and 3.0x at year-end Initial 2023 Outlook 1) We have provided Adjusted EBITDA expectations for 2023 on a non-GAAP basis because certain reconciling items are dependent on future events that either cannot be controlled or cannot be reliably predicted because they are not part of the Company’s routine activities, any of which could be significant..

6 ▪ Deep Customer Focus ▪ Market-Leading Quality Products and Customer Service ▪ Continuous Innovation ▪ Market-Competitive Business Model Strategy Review Key Strategic Priorities The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC.

7 Financial Review

8 Fourth Quarter Financial Highlights 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. • Net Sales increase driven by contactless cards and growth across the portfolio • Gross Profit margin increase primarily due to operating leverage from higher net sales, including the benefit of price increases, partially offset by inflationary impacts on production costs • Net Income, Adjusted EBITDA1 and Adjusted EBITDA margin1 increases driven by operating leverage from higher net sales • Net Income growth also benefited from lower tax rate due to adjustment items in both years (in millions, except per share data) Q4'22 Q4'21 % Change Commentary Net Sales $ 126.4 $ 93.2 36% Gross Profit $ 47.5 $ 30.9 54% % Margin 37.6% 33.2% SG&A $ 23.4 $ 20.3 15% Net Income $ 12.5 $ 0.7 1754% Net Income as a % of sales 9.9% 0.7% Diluted EPS $ 1.06 $ 0.06 1750% Adjusted EBITDA1 $ 27.2 $ 13.6 100% % Margin 1 21.5% 14.6%

9 Full Year Financial Highlights 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. • Net Sales increase driven by contactless cards, including eco-focused cards, and instant issuance solutions • Gross Profit margin decrease primarily due to inflationary impacts on production costs, partially offset by operating leverage from higher net sales, including the benefit of price increases • Net Income, Adjusted EBITDA1 and Adjusted EBITDA margin1 were impacted by the same factors as gross profit margin • Net Income was negatively impacted in 2021 by debt refinancing-related costs (in millions, except per share data) 2022 2021 % Change Commentary Net Sales $475.7 $375.1 27% Gross Profit $175.8 $141.4 24% % Margin 36.9% 37.7% SG&A $90.8 $75.7 20% Net Income $36.5 $15.9 129% Net Income as a % of sales 7.7% 4.2% Diluted EPS $3.11 $1.36 130% Adjusted EBITDA1 $97.7 $76.4 28% % Margin 1 20.5% 20.4%

10 $79.5 $110.0 $18.6 $31.2 $296.2 $390.6 $77.4 $104.9 Financial Highlights – Segments Debit and Credit Q4 Net Sales & Operating Income Full Year Net Sales & Operating Income Q4 Net Sales & Operating Income Full Year Net Sales & Operating Income Prepaid Debit ($ in millions) 24.0% 29.8% Net Sales Operating Income & Margin 26.8% 28.2% 37.0% 27.7% 31.4% 34.0% Net Sales Operating Income & Margin Net Sales Net Sales Operating Income & Margin Operating Income & Margin 2021 2022 2021 2022 2021 2022 2021 2022 2021 2022 $20.4 $19.2 $39.8 $38.7 $26.9 $25.6 $15.9 34.0% 29.7% $22.1 2021 2022 $3.9 $5.2 2021 2022 24.3% 23.4% $79.2 $86.1 2021 2022

11 Balance Sheet, Liquidity, Net Leverage and Cash Flow 1) “Available Liquidity” is cash plus borrowing available on our ABL Revolver. “Net Leverage Ratio” is a Supplemental Financial Measure, see “Supplemental Financial Measures” at the end of this document for more information. “Total Debt” includes finance leases. 2) Adjusted EBITDA (LTM) and Free Cash Flow are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures. ($ in millions, except ratios) Our capital structure and allocation strategies are focused on maintaining ample liquidity; investing in the business, including strategic acquisitions; de-leveraging the balance sheet; and returning funds to stockholders 2022 Highlights: • Retired $25 million of 8.625% Senior Notes • Increased ABL revolver facility capacity from $50 million to $75 million • Net Leverage Ratio of 3.0x at December 31, 2022 Balance Sheet, Liquidity and Net Leverage Ratio Dec. 31, 2022 Dec 31, 2021 Cash on hand $ 11.0 $ 20.7 Available Liquidity1 $ 8 1 $ 7 1 Total Debt1 $ 300.7 $ 314.9 Adjusted EBITDA (LTM)2 $ 97.7 $ 76.4 Net Leverage Ratio1 3.0x 3.8x Cash Flow 2022 2021 Cash provided by operating activities $ 31.3 $ 20.2 Capital Expenditures $ (17.9) $ (10.1) Free Cash Flow2 $ 13.5 $ 10.2

12 ▪ 2022 was an outstanding year for CPI • Strong sales and profit growth driven by innovative products, high quality and customer service, proactive supply-chain management, and robust market growth • Improved financial position ▪ Initial outlook for 2023 projects continued share gains, solid growth in slower-growth market ▪ Strategy delivering results; long-term opportunities remain in place The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC. Summary

Contact www.cpicardgroup.com (877) 369-9016 InvestorRelations@cpicardgroup.com

14 Reconciliations of Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA Margin EBITDA represents earnings before interest, taxes, depreciation and amortization, all on a continuing operations basis. Adjusted EBITDA is presented on a continuing operations basis and is defined as EBITDA (which represents earnings before interest, taxes, depreciation and amortization) adjusted for litigation; stock-based compensation expense; estimated sales tax expense, restructuring and other charges; loss on debt extinguishment; foreign currency gain or loss; litigation settlement gain; and other items that are unusual in nature, infrequently occurring or not considered part of our core operations, as set forth in the reconciliation in Exhibit E. Adjusted EBITDA is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors, excluding non-operational, unusual or non-recurring losses or gains. Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA does not reflect: (a) our capital expenditures, future requirements for capital expenditures or contractual commitments; (b) changes in, or cash requirements for, our working capital needs; (c) the significant interest expenses or the cash requirements necessary to service interest or principal payments on our debt; (d) tax payments that represent a reduction in cash available to us; (e) any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; (f) the impact of earnings or charges resulting from matters that we and the lender under our credit agreement may not consider indicative of our ongoing operations; or (g) the impact of any discontinued operations. In particular, our definition of Adjusted EBITDA allows us to add back certain non-operating, unusual or non-recurring charges that are deducted in calculating net income, even though these are expenses that may recur, vary greatly and are difficult to predict and can represent the effect of long-term strategies as opposed to short-term results. In addition, certain of these expenses represent the reduction of cash that could be used for other purposes. (1) Represents estimated sales tax benefit relating to a contingent liability due to historical activity in certain states where it is probable that the Company will be subject to sales tax plus interest and penalties. (2) The 2021 amount primarily relates to executive severance charges. (3) The company redeemed a portion of the Senior Notes in the first and fourth quarters of 2022 and expensed the associated portion of the unamortized deferred financing costs. Additionally, the Company terminated and repaid its Senior Credit Facility and First Lien Term Loan during the first quarter of 2021 and expensed the unamortized deferred financing costs and debt discount. Reconciliation of net income to EBITDA and Adjusted EBITDA: Net income $ 12.5 $ 0.7 $ 36.5 $ 15.9 Interest expense, net 7.3 7.4 29.6 30.6 Income tax expense 3.0 1.1 12.6 7.9 Depreciation and amortization 3.9 3.5 14.9 15.1 EBITDA $ 26.6 $ 12.7 $ 93.6 $ 69.5 Adjustments to EBITDA: Stock-based compensation expense $ 0.6 $ 1.0 $ 3.5 $ 1.3 Sales tax expense (benefit) (1) (0.1) (0.1) 0.0 (0.6) Severance and other charges (2) — — — 1.3 Loss on debt extinguishment (3) 0.1 — 0.5 5.0 Foreign currency loss (gain) 0.0 0.0 0.1 (0.0) Subtotal of adjustments to EBITDA $ 0.6 $ 0.9 $ 4.1 $ 6.9 Adjusted EBITDA $ 27.2 $ 13.6 $ 97.7 $ 76.4 Net income margin (% of net sales) 9.9% 0.7% 7.7% 4.2% Net income growth (% change 2022 vs 2021) 1753.9% 129.2% Adjusted EBITDA margin (% of net sales) 21.5% 14.6% 20.5% 20.4% Adjusted EBITDA growth (% change 2022 vs. 2021) 100.3% 27.8% ($ in millions) Three Months Ended December 31, 2022 2021 Year Ended December 31, 2022 2021 ($ in millions)

15 Reconciliations of Non-GAAP Financial Measures LTM Adjusted EBITDA We define LTM Adjusted EBITDA as Adjusted EBITDA (defined previously) for the last twelve months. Free Cash Flow We define Free Cash Flow as cash flow from operating activities (continuing operations) less capital expenditures. We use this metric in analyzing our ability to service and repay our debt. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt, nor does it reflect the cash impacts of our discontinued operations. Reconciliation of net income (loss) from continuing operations to LTM EBITDA and Adjusted EBITDA: Net income (loss) from continuing operations $ 36.5 $ 15.9 $ (23.1) Interest expense, net 29.6 30.6 20.9 Income tax expense (benefit) 12.6 7.9 (16.5) Depreciation and amortization 14.9 15.1 16.9 EBITDA $ 93.6 $ 69.5 $ (1.8) Adjustments to EBITDA: Stock-based compensation expense $ 3.5 $ 1.3 $ 2.0 Sales tax expense (benefit) (1) 0.0 (0.6) — Severance and other charges (2) — 1.3 — Loss on debt extinguishment (3) 0.5 5.0 — Impairments (4) — — 19.1 Litigation and related charges (5) — — 4.5 Foreign currency loss (gain) 0.1 (0.0) (0.5) Subtotal of adjustments to EBITDA $ 4.1 $ 6.9 $ 25.1 LTM Adjusted EBITDA $ 97.7 $ 76.4 $ 23.2 2017 Year Ended December 31, ($ in millions) 2022 2021 Reconciliation of cash provided by operating activities - (GAAP) to Free Cash Flow: Cash provided by operating activities $ 19.6 $ 5.7 $ 31.3 $ 20.2 Capital expenditures for plant, equipment and leasehold improvements (3.4) (5.2) (17.9) (10.1) Free Cash Flow $ 16.2 $ 0.5 $ 13.5 $ 10.2 Year Ended December 31, 2022 2021 ($ in millions) ($ in millions) Three Months Ended December 31, 2022 2021 (1) Represents estimated sales tax benefit relating to a contingent liability due to historical activity in certain states where it is probable that the Company will be subject to sales tax plus interest and penalties. (2) Primarily relates to executive and restructuring severance charges. (3) The company redeemed a portion of the Senior Notes in the first and fourth quarters of 2022 and expensed the associated portion of the unamortized deferred financing costs. Additionally, the Company terminated and repaid its Senior Credit Facility and First Lien Term Loan during the first quarter of 2021 and expensed the unamortized deferred financing costs and debt discount. (4) Impairment charges of goodwill and intangibles in 2017 of $19.1 million includes $17.2 million related to Debit and Credit and $1.9 million related to Other. (5) Represents net legal costs incurred with certain patent and shareholder litigation.

16 Supplemental Financial Measures Net Leverage Ratio Management and various investors use the ratio of debt principal outstanding, plus finance lease obligations, less cash divided by LTM Adjusted EBITDA, or “Net Leverage Ratio,” as a measure of our financial strength when making key investment decisions and evaluating us against peers. Calculation of Net Leverage Ratio: Senior Notes $ 285.0 $ 310.0 $ — ABL revolver 5.0 — — First Lien Term Loan — — 312.5 Unreimbursed obligations under letters of credit — — 0.5 Finance lease obligations 10.7 4.9 (0.2) Total Debt 300.7 314.9 312.8 Less: Cash and cash equivalents (11.0) (20.7) (23.2) Total Net Debt (a) $ 289.7 $ 294.2 $ 289.6 LTM Adjusted EBITDA (b) $ 97.7 $ 76.4 $ 23.2 Net Leverage Ratio (a)/(b) 3.0 3.8 12.5 2022 2021 2017 As of December 31, ($ in millions)